                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                             _____________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                               OCTOBER 13, 1998
               Date of Report (Date of earliest event reported)




                           NOVASTAR FINANCIAL, INC.
                           ------------------------
              (Exact Name of Registrant as Specified in Charter)



  Maryland                            001-135333                 74-2830661
  --------                            ----------                 ----------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
    (of Incorporation)                                       Identification No.)

  1901 West 47th Place
  Suite 105
  Westwood, Kansas                                             66205
  ----------------                                           ----------
  (Address of Principal Executive Offices)                   (Zip Code)




                                (913) 362-1090
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)
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          INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.   OTHER EVENTS
          ------------

          NovaStar Financial, Inc. (the "Company") has announced that the Company has entered into a $15 million 90-day committed secured financing agreement to address its immediate liquidity needs. In connection with that agreement, the Company will issue warrants for the purchase of approximately 800,000 shares of common stock, 10% of the Company's outstanding shares, at an exercise price of $4.5625 per share, the closing price on October 12, 1998. A copy of the Company's Press Release is included herewith as Exhibit 99.


Item 7(c).  Exhibit
            -------

              99        Press Release, dated October 13, 1998



                                 SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 13, 1998



                                    NOVASTAR FINANCIAL, INC.



                                    By: /s/ Mark J. Kohlrus
                                       --------------------
                                       Mark J. Kohlrus
                                       Senior Vice President, Treasurer
                                       and Chief Financial Officer
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                                 EXHIBIT INDEX


Exhibit Number
--------------


99             Press Release, dated October 13, 1998